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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2003


                                  SOLUTIA INC.
                                  ------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                                    --------
                            (STATE OF INCORPORATION)



            001-13255                                  43-1781797
            ---------                                  ----------
           (COMMISSION                               (IRS EMPLOYER
           FILE NUMBER)                            IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI      63166-6760
---------------------------------------------------------------      ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)



                                 (314) 674-1000
                                 --------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 31, 2003, UCB S.A. purchased Solutia's resins, additives and adhesives businesses pursuant to a Stock and Asset Purchase Agreement by and between UCB and Solutia dated as of December 2, 2002. Under the terms of the Agreement, UCB paid Solutia $500 million in cash for these businesses. In addition, UCB paid an upfront payment of $10 million for a period of exclusivity.

         The terms of the sale are more fully described in the Stock and Asset Purchase Agreement, a copy of which is attached as Exhibit 2.

         Solutia used the net cash proceeds to reduce debt, collateralize outstanding letters of credit, and purchase the co-generation facility at the Pensacola, Florida plant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b)  Pro Forma Financial Information

              Pro forma condensed consolidated financial information reflecting the disposition of Solutia's resins, additives and adhesives businesses.

         (c)  Exhibits

         Exhibit Number                    Description
         --------------                    -----------

                  2 Stock and Asset Purchase Agreement by and between UCB and Solutia, dated as of December 2, 2002, including identification of contents of omitted schedules and agreement to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request

              99(i) Press release dated January 31, 2003, announcing the completion of Solutia's sale of its resins, additives and adhesives businesses to UCB S.A.

             99(ii) Press release dated December 3, 2002, announcing the agreement to sell Solutia's resins, additives and adhesives businesses to UCB S.A. (incorporated by reference to Exhibit 99 of Solutia's Form 8-K filed December 3, 2002)

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         The following unaudited pro forma condensed consolidated financial information reflects adjustments to the historical Consolidated Statements of Operations and Statement of Consolidated Financial Position of Solutia Inc. ("Solutia") to give effect to the sale ("Sale") of the Resins, Additives and Adhesives business excluding Butvar, Santotac, Adipates and Scripsets (Resins, Additives & Adhesives) to UCB S.A. (the "Buyer") on January 31, 2003, as described in this Current Report on Form 8-K. Resins, Additives & Adhesives operations consist primarily of wholly-owned subsidiaries in various countries who exclusively or almost exclusively conduct the business of Resins, Additives & Adhesives. These countries include: Austria, Denmark, France, Germany, Greece, Italy, Spain, Thailand and Turkey. Resins, Additives & Adhesives also conducts operations in other parts of the world through Solutia wholly-owned subsidiaries, which, in addition to Resins, Additives & Adhesives, conduct business for the other Solutia businesses. These locations include the United States, Canada, Latin America, Asia Pacific, United Kingdom, the Netherlands and Belgium.

         The unaudited pro forma condensed Statement of Consolidated Financial Position as of September 30, 2002, assumes the Sale occurred on September 30, 2002. The unaudited pro forma consolidated Statement of Operations for the nine months ended September 30, 2002, and for the year ended December 31, 2001, assume the Sale occurred on January 1, 2001. The pro forma adjustments relating to the Sale are described in the notes to the unaudited pro forma condensed consolidated financial information.

         The following unaudited pro forma condensed consolidated financial information has been prepared based upon available information that Solutia believes is reasonable under the circumstances. This unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and related footnotes included in Solutia's Annual Report on Form 10-K for the year ended December 31, 2001, and Solutia's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002. The following unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial position that would have resulted had the Sale actually occurred on the dates assumed, nor is it necessarily indicative of the future operating results or future financial position of Solutia.


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
                                                   SOLUTIA INC.

                                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                       NINE MONTHS ENDED SEPTEMBER 30, 2002
                                                    (UNAUDITED)
                                  (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                                      Pro Forma
                                                                                                      ---------
                                                                     Historical          Adjustments               Adjusted
                                                                     ----------          -----------               --------
NET SALES.......................................................      $  2,108             $  (429)      (a)       $ 1,679
Cost of goods sold..............................................         1,729                (319)      (a)         1,410
                                                                      --------             -------                 -------
GROSS PROFIT....................................................           379                (110)                    269
Marketing expenses..............................................           137                 (27)      (b)           110
Administrative expenses.........................................           109                 (14)      (b)            95
Technological expenses..........................................            48                 (12)      (b)            36
Amortization expense............................................             2                  --                       2
                                                                      --------             -------                 -------
OPERATING INCOME (LOSS).........................................            83                 (57)                     26
Equity earnings from affiliates-net of tax......................            17                  --                      17
Interest expense................................................           (76)                 16       (c)           (60)
Other income - net..............................................            12                   1       (d)            13
                                                                      --------             -------                 -------
INCOME (LOSS) BEFORE INCOME TAXES...............................            36                 (40)                     (4)
Income taxes (benefit)..........................................            (1)                (12)                    (13)
                                                                      --------             -------                 -------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
  PRINCIPLE.....................................................      $     37             $   (28)                $     9
                                                                      ========             =======                 =======

BASIC EARNINGS (LOSS) PER SHARE BEFORE CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING PRINCIPLE................................      $   0.35                                     $  0.09
                                                                      ========                                     =======

DILUTED EARNINGS (LOSS) PER SHARE BEFORE CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING PRINCIPLE................................      $   0.35                                     $  0.09
                                                                      ========                                     =======

WEIGHTED AVERAGE EQUIVALENT SHARES (IN MILLIONS):
       Basic....................................................         104.7                                       104.7
       Effect of dilutive securities:
              Common share equivalents - common stock issuable
                upon exercise of outstanding stock options......           0.3                                         0.3
                                                                      --------                                     -------
       Diluted..................................................         105.0                                       105.0
                                                                      ========                                     =======

See accompanying Notes to unaudited pro forma consolidated Financial Statements.

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
                                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                       TWELVE MONTHS ENDED DECEMBER 31, 2001
                                                    (UNAUDITED)
                                  (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                                      Pro Forma
                                                                                                      ---------
                                                                     Historical          Adjustments               Adjusted
                                                                     ----------          -----------               --------
NET SALES.......................................................      $  2,817             $  (549)      (a)       $ 2,268
Cost of goods sold..............................................         2,388                (430)      (a)         1,958
                                                                      --------             -------                 -------
GROSS PROFIT....................................................           429                (119)                    310
Marketing expenses..............................................           175                 (33)      (b)           142
Administrative expenses.........................................           160                 (18)      (b)           142
Technological expenses..........................................            66                 (16)      (b)            50
Amortization expense............................................            34                 (22)                     12
                                                                      --------             -------                 -------
OPERATING INCOME (LOSS).........................................            (6)                (30)                    (36)
Equity earnings (loss) from affiliates-net of tax...............           (13)                 --                     (13)
Interest expense................................................           (90)                 20       (c)           (70)
Gain on sale of Polymer Modifiers business......................            --                  --                      --
Other income (expense) - net....................................            32                 (37)      (d)            (5)
                                                                      --------             -------                 -------
INCOME (LOSS) BEFORE INCOME TAXES...............................           (77)                (47)                   (124)
Income taxes (benefit)..........................................           (18)                (25)                    (43)
                                                                      --------             -------                 -------
NET INCOME (LOSS)...............................................      $    (59)            $   (22)                $   (81)
                                                                      ========             =======                 =======

BASIC AND DILUTED LOSS PER SHARE................................      $  (0.57)                                    $ (0.78)
                                                                      ========                                     =======

WEIGHTED AVERAGE EQUIVALENT SHARES (IN MILLIONS):
       Basic and diluted........................................         103.9                                       103.9
                                                                      ========                                     =======

See accompanying Notes to unaudited pro forma consolidated Financial Statements.

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
                                                   SOLUTIA INC.

                              PRO FORMA STATEMENT OF CONSOLIDATED FINANCIAL POSITION
                                                SEPTEMBER 30, 2002
                                                    (UNAUDITED)
                                               (DOLLARS IN MILLIONS)
                                                                                                       Pro Forma
                                                                                                       ---------
                                                                     Historical          Adjustments               Adjusted
                                                                     ----------          -----------               --------
                             ASSETS
CURRENT ASSETS:
Restricted cash, cash and cash equivalents..........................  $    174             $    --                 $   174
Trade receivables, net of allowances................................       395                (103)       (e)          292
Miscellaneous receivables and prepaid expenses......................       126                  (3)       (e)          162
                                                                                                39        (f)
Deferred income tax benefit.........................................       123                  --                     123
Inventories.........................................................       323                 (69)       (e)          254
                                                                      --------             -------                 -------
TOTAL CURRENT ASSETS................................................     1,141                (136)                  1,005
PROPERTY, PLANT AND EQUIPMENT:
Gross property, plant and equipment.................................     3,624                (281)       (e)        3,375
                                                                                                32        (f)
Less accumulated depreciation.......................................     2,493                 (91)       (e)        2,402
                                                                      --------             -------                 -------
NET PROPERTY, PLANT AND EQUIPMENT...................................     1,131                (158)                    973
INVESTMENTS IN AFFILIATES...........................................       241                  --                     241
GOODWILL, net.......................................................       321                (182)       (e)          139
IDENTIFIED INTANGIBLE ASSETS, net ..................................        73                 (10)       (e)           63
LONG-TERM DEFERRED INCOME TAX BENEFIT...............................       301                  (5)       (e)          296
OTHER ASSETS........................................................       305                 (24)       (e)          281
                                                                      --------             -------                 -------
TOTAL ASSETS........................................................  $  3,513             $  (515)                 $2,998
                                                                      ========             =======                 =======

              LIABILITIES AND SHAREHOLDERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable....................................................  $    248             $   (42)       (e)      $   206
Wages and benefits..................................................        54                  (8)       (e)           46
Postretirement liabilities..........................................        94                  --                      94
Miscellaneous accruals..............................................       348                 (32)       (e)          316
Short-term debt.....................................................       303                (145)       (f)          158
                                                                      --------             -------                 -------
TOTAL CURRENT LIABILITIES...........................................     1,047                (227)                    820

LONG-TERM DEBT......................................................     1,102                  (1)       (e)          826
                                                                                              (275)       (f)
POSTRETIREMENT LIABILITIES..........................................     1,203                 (21)       (e)        1,182
OTHER LIABILITIES...................................................       430                 (43)       (e)          387
TOTAL SHAREHOLDERS' DEFICIT.........................................      (269)                 52        (e)         (217)
                                                                      --------             -------                 -------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT.........................  $  3,513             $  (515)                $ 2,998
                                                                      ========             =======                 =======

See accompanying Notes to unaudited pro forma consolidated Financial Statements

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                                  SOLUTIA INC.
              NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1. The unaudited pro forma Statement of Consolidated Financial Position as of September 30, 2002, assumes the Sale occurred on September 30, 2002. The unaudited pro forma consolidated Statement of Operations for the nine months ended September 30, 2002, and for the year ended December 31, 2001, assume the Sale occurred on January 1, 2001. The unaudited pro forma financial statements include certain assumptions that are documented in these notes to the pro forma financial statements.

2.    Adjustment explanations:
      (a) Reflects revenues and related cost of revenues associated with the sale of Resins, Additives and Adhesives that was sold to the Buyer.
      (b) Reflects operating expenses attributed to the assets, properties and related personnel sold to the Buyer. Such expenses primarily relate to personnel costs, marketing, and sales activities, bad debt expenses and other operating costs.
      (c) Reflects the reduction of interest expense on debt that was required to be paid off with the proceeds from the sale of Resins, Additives and Adhesives to the Buyer.
      (d) Reflects other income and expenses for items associated with the Resins, Additives and Adhesives businesses that was sold to the Buyer.
      (e)  To adjust for assets sold to and liabilities assumed by the Buyer.
      (f) To adjust for the application of sales proceeds to provide $39 million cash collateral for certain outstanding letters of credit, purchase the co-generation facility at Pensacola, Florida, for $32 million and pay down borrowings of $420 million from Solutia's credit facility in accordance with bank agreements.



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                                   SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.



                                           SOLUTIA INC.
                             -----------------------------------------
                                           (Registrant)

                                       /s/ James M. Sullivan
                             -----------------------------------------
                                    Vice President and Controller
                                   (Principal Accounting Officer)



DATE: FEBRUARY 18, 2003


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                                  EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

   Exhibit Number                         Description
   --------------                         -----------
         2 Stock and Asset Purchase Agreement by and between UCB and Solutia, dated as of December 2, 2002, including identification of contents of omitted schedules and agreement to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request

       99(i) Press release dated January 31, 2003, announcing the completion of Solutia's sale of its resins, additives and adhesives businesses to UCB S.A.

       99(ii) Press release dated December 3, 2002, announcing the agreement to sell Solutia's resins, additives and adhesives businesses to UCB S.A. (incorporated by reference to Exhibit 99 of Solutia's Form 8-K filed December 3, 2002)


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